Exhibit 32.2

Certification of Chief Financial Officer

Pursuant to 18 U.S.C. Section 1350, as Adopted Pursuant to

Section 906 of the Sarbanes-Oxley Act of 2002

I, John C. Doyle, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(i) the Annual Report of Renovis, Inc. on Form 10-K for the year ended December 31, 2003, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(ii) the information contained in such Annual Report on Form 10-K fairly presents, in all material respects, the financial condition and results of operations of Renovis, Inc.

By:	/s/ John C. Doyle

Name: John C. Doyle Title: Vice President, Finance and Chief Financial Officer

Dated: March 30, 2004